                                                                   EXHIBIT 10.56

                              LEASE AND AGREEMENT



                                    Between



                               G&L Hampden, LLC,
                                   as Lessor



                                      And



                          Hampden Nursing Homes, Inc.
                                   as Lessee



                          Dated as of October 1, 1997

                               TABLE OF CONTENTS


Paragraph                                                              Page
------------                                                           ----

     1.   Lease and Premises; Title and Condition........................ 1

     2.   Use; Quiet Enjoyment........................................... 1

     3.   Terms.......................................................... 1

     4.   Rent........................................................... 1

     5.   Non-Terminability.............................................. 2

     6.   Taxes and Assessments; Compliance with Law..................... 3

     7.   Liens.......................................................... 3

     8.   Intentionally Omitted.......................................... 3

     9.   Maintenance and Repair......................................... 3

     10.  Alterations.................................................... 4

     11.  Condemnation and Casualty...................................... 4

     12.  Insurance...................................................... 5

     13.  Environmental Matters.......................................... 5

     14.  Operation of Nursing Home...................................... 7
          Lessee to Equip Facility....................................... 7
          Sufficient Personal Property................................... 7
          No Removal of Personalty....................................... 7
          Management Agreement........................................... 7

     15.  Transfer of Permits and Contracts.............................. 7

     16.  Assignment and Subletting...................................... 8

     17.  Permitted Contests............................................. 8



                                      ii


     18.  Conditional Limitations; Default Provision....................  8

     19.  Status of Parties............................................. 10

     20.  Notices, Demands and Other Instruments........................ 10

     21.  Estoppel Certificates......................................... 10

     22.  No Merger..................................................... 10

Surrender............................................................... 10

     24.  Merger, Consolidation or Sale of Assets....................... 11

     25.  Separability; Binding Effect; Non-Recourse.................... 11

     26.  Schedules..................................................... 11

Non-Recourse............................................................ 11


Schedule A -   Description of Premises; Liens and Encumbrances

Schedule B -   Terms and Fixed Rent Payments

Schedule C -   Purchase Prices

Location of Definitions:
-----------------------
Event of Default - paragraph 18(a)
Fixed Rent - paragraph 4 & Schedule B
Improvements - paragraph 1
Mortgagee - paragraph 12
Net Proceeds - paragraph 11(a)
Payment Dates - paragraph 4 & Schedule B
Premises - paragraph 1
Primary Term - paragraph 3 & Schedule B
Termination Date - paragraph 11(b)

     LEASE AND AGREEMENT, dated as of October 1, 1997 (this Lease), between G&L Hampden, LLC, a Delaware limited liability company (Lessor), having an address at 439 North Bedford Drive, Beverly Hills, California 90210, and Hampden Nursing Homes, Inc., a Massachusetts corporation (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called Lessee), having an address at 161 Worcester Road, Framingham, Massachusetts 01701.

     1.   Lease and Premises; Title and Condition.  In consideration of the
          ---------------------------------------
rents and covenants herein stipulated to be paid and performed by Lessee and upon the terms and conditions herein specified, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the premises (the Premises) consisting of the land described in Schedule A, all buildings and other improvements now or hereafter located thereon (the Improvements), and all easements, rights and appurtenances relating thereto. The Premises are leased to Lessee in their present condition without representation or warranty by Lessor and subject to the rights of parties in possession, to the existing state of title, and to all applicable legal requirements now or hereafter in effect. Lessee has examined the Premises and title thereto and has found the same satisfactory. The Premises will be managed on behalf of Lessee by Hampden Holding Group, Inc.

     2.   Use; Quiet Enjoyment.  Lessee may use the Premises for nursing home
          --------------------
purposes in accordance with valid, applicable permits held by Lessee and all applicable laws, ordinances and regulations. So long as no default has occurred and is continuing hereunder, Lessor warrants peaceful and quiet enjoyment of the Premises by Lessee against acts of Lessor or anyone claiming through Lessor; provided that Lessor and its agents may enter upon and examine the Premises at reasonable times.

     3.   Terms.  The Premises are leased for a primary term (the Primary Term),
          -----
unless and until the term of this Lease shall expire or be terminated pursuant to any provision hereof. The Primary Term shall commence and expire on the dates set forth in Schedule B, and is subject to extension for up to three
renewal terms as set forth in Schedule B.   Lessor shall have the option of
terminating this Lease upon five (5) business days notice to Lessee, but only if an entity acceptable to Lessor shall have obtained all regulatory approvals necessary to operate the Premises.

     4.   Rent.
          ----

     (a) Lessee covenants and agrees to pay to Lessor at its address set forth above or such other place as may be designated in writing by Lessor, monthly rent (the "Fixed Rent") in the amount specified on Exhibit B hereto. Lessee shall pay all Fixed Rent to Landlord, in arrears, on or before the first day of each and every calendar month during the Term (commencing November 1, 1997) of this Lease without notice, by wire transfer or other electronic means (or otherwise so there are collected funds available to Landlord on the due date). Lessor and Lessee acknowledge that so long as the Loan (as defined in the Loan Agreement referred to below) is outstanding, all Gross Revenues, as defined in the Loan Agreement between Lessor and Nomura Asset Capital

Corporation ("Nomura") dated October __, 1997, shall be assigned and paid directly to Nomura's agent bank. Lessor and Lessee acknowledge that such Gross Revenues may in part be paid by transfer of funds by Healthpartners Funding, L.P. or its successors as receivables lender to a Cash Collateral Account maintained on behalf of Nomura. To the extent the amount from time to time paid shall exceed the Rent then due and reserves required by this Lease, Lessor agrees, subject to the terms of the Loan Agreement, to instruct Nomura and its agent bank to promptly remit such excess, at the express irrevocable instruction of and on behalf of Lessee, to Hampden Holding Group, Inc. Lessee agrees not to increase the maximum amount of accounts receivable borrowing presently authorized under its agreement with Receivables Lender and further agree not to enter into any other accounts receivable financing without the prior written consent of Nomura, which consent may be withheld in Nomura's sole discretion. Lessee shall be required to maintain reserves in an amount and for such purposes and times as are required of Lessor under the Loan, such amounts to be held as provided in this paragraph 4(a).

     (b) All amounts which Lessee is required to pay pursuant to this Lease (other than Fixed Rent, amounts payable upon purchase of the Premises and amounts payable as liquidated damages pursuant to Paragraph 18), together with every fine, penalty, interest, and cost which may be added for nonpayment or late payment thereof, shall constitute additional rent ("Additional Rent"). If Lessee shall fail to pay any Additional Rent, Lessor shall have the right to pay the same and shall have all rights, powers, and remedies with respect thereto as are provided herein or by law in the case of nonpayment of Fixed Rent. Lessee shall pay to Lessor interest at the rate of 12% per annum on all overdue Fixed Rent from the due date thereof until paid, and on all overdue Additional Rent paid by Lessor on behalf of Lessee from the date of payment by Lessor until repaid by Lessee. Lessee shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Fixed Rent and Additional Rent when due, without notice or demand.

     5.   Non-Terminability.
          -----------------

     (a) This Lease shall not terminate, except as otherwise expressly provided herein, nor shall Lessee be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Fixed Rent, Additional Rent or other sum payable hereunder, nor shall the obligations of Lessee hereunder be affected, by reason of: any damage to or destruction of the Premises (subject to paragraph 11 hereof); any taking of the Premises or any part thereof by condemnation or otherwise (subject to paragraph 11 hereof); any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of the Premises, or any interference with such use, occupancy or enjoyment by any Person; any eviction by paramount title or otherwise; any default by Lessor hereunder or under any other agreement; any action of any governmental authority; or any other cause whether similar or dissimilar to the foregoing. The parties intend that the obligations of Lessee hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

     (b) Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Lessor or any assignee of Lessor or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. Lessee waives all rights to terminate or surrender this Lease, or to any abatement or deferment of Fixed Rent, Additional Rent or other sums payable hereunder.

     6.   Taxes and Assessments; Compliance with Law.
          ------------------------------------------

     (a) Lessee shall pay or cause to be paid: (i) all taxes, assessments, levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the term hereof, imposed or levied upon or assessed against (A) the Premises, (B) any Fixed Rent, Additional Rent or other sum payable hereunder or (C) this Lease or the leasehold estate hereby created, or which arise in respect of the operation, possession or use of the Premises; (ii) all gross receipts or similar taxes imposed or levied upon, assessed against or measured by any Fixed Rent, Additional Rent or other sum payable hereunder; (iii) all sales, use or similar taxes at any time levied, assessed or payable on account of the acquisition, leasing or use of the Premises; and (iv) all charges for utilities serving the Premises. Lessee shall not be required to pay any franchise, estate, inheritance, transfer, income or similar tax of Lessor (other than any tax referred to in clause (ii) above) unless such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which Lessee is required to pay pursuant to this paragraph 6(a). If any such assessment may legally be paid in installments, Lessee may pay such assessment in installments. Notwithstanding the foregoing, Lessor's sole remedy for breach of this paragraph shall be to terminate this Lease and shall not be to collect money from Lessee.

     (b) Lessee shall comply with (i) all laws, rules, regulations or statutes applicable to Lessee or the use of the Premises, and (ii) all contracts (including without limitation insurance policies), agreements (including without limitation management agreements) and restrictions applicable to the operation of the Premises.

     7.   Liens.  Lessee covenants that it shall not create any charge, lien,
          -----
security interest or encumbrance upon the Premises or any Fixed Rent, Additional Rent or other sum payable hereunder.

     8.   Intentionally Omitted.
          ----------------------

     9.   Maintenance and Repair.  (a)   Lessee will maintain the Premises or
          ----------------------
cause the Premises to be maintained in good repair and condition, except for ordinary wear and tear, and will make all structural and non-structural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required in Lessor's sole judgment to keep the Premises in good repair and condition. Lessor shall not be required to maintain, repair or rebuild the Improvements or to maintain the Premises nor pay for the cost of any such maintenance, repair or rebuilding, and

Lessee waives the right to make repairs at the expense of Lessor.
Notwithstanding the foregoing, Lessor's sole remedy for breach of this paragraph shall be to terminate this Lease.

     (b) Lessee shall permit Lessor and Lender, so long as the loan contemplated by the Loan Agreement is outstanding, and the authorized representatives of each to enter the Premises during normal business hours upon one day's advance notice (except in emergency situations when Lessor and its agents may enter without notice) for the purpose of inspecting the Premises. Lessor, and as long as such loan is outstanding, Lender, may enter the Premises for the purposes of performing work necessary to prevent waste, loss, damage or deterioration to or in connection with the Premises and of performing any act which Lessee is required to perform or cause to be performed under any provision of this Lease and which Lessee has failed to perform.

     10.  Alterations.  Subject to the terms of the Loan Agreement and the other
          -----------
Loan Documents referred to therein, and subject to the prior written approval of Lessee, which approval will not be unreasonably withheld, delayed or conditioned, Lessor may, at its expense, make additions to and alterations of the Improvements, construct additional Improvements and make substitutions and replacements for the Improvements, provided that such work shall be expeditiously completed in a good and workmanlike manner and in compliance with all applicable legal requirements and the requirements of any insurance policy required to be maintained by Lessor hereunder All such additions, alterations, additional Improvements, substitutions and replacements shall be and remain part of the realty and the property of Lessor and shall be subject to this Lease. Lessee shall have no right to make alterations to the Premises.

     11.  Condemnation and Casualty.
          -------------------------

     (a) Subject to the terms of the Loan Agreement and the other Loan Documents referred to therein, Lessee hereby irrevocably assigns to Lessor any award, compensation or insurance payment to which Lessee may become entitled by reason of its interest in the Premises (i) if the Premises are damaged or destroyed by fire or other casualty or (ii) if the use, occupancy or title of the Premises or any part thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any person having the power of eminent domain. Lessor is hereby authorized and empowered in the name and on behalf of Lessee to appear in any such proceeding or action, to negotiate, prosecute and adjust any claim for any award, compensation or insurance payment on account of such damage, destruction, taking, requisition or sale, and to collect any such award, compensation or insurance payment. Lessee shall be entitled to participate in any such proceeding, action, negotiation, prosecution or adjustment. All amounts paid in connection with any such damage, destruction, taking, requisition or sale shall be applied pursuant to this paragraph 11, and all such amounts (minus the expense of collecting such amount) are herein called the Net Proceeds. Lessor shall take all appropriate action in connection with each such proceeding, action, negotiation, prosecution and adjustment and shall pay all expenses thereof, including the cost of Lessor's participation therein out of proceeds and awards.

     (b) Subject to the terms of the Loan Agreement and the other Loan Documents referred to therein, if an occurrence of the character referred to in clause (i) or (ii) of paragraph 11(a) shall affect all or a substantial portion of the Premises and shall render the Premises unsuitable for restoration or continued use and occupancy in Lessee's business, then Lessee may, not earlier than 20 days nor later than 40 days after such occurrence, deliver to Lessor notice of its intention to terminate this Lease on the next Payment Date (the Termination
Date) which occurs not less than 20 days after the delivery of such notice.
This Lease shall terminate on the Termination Date except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to the Termination Date, upon payment by Lessee of all Fixed Rent, Additional Rent, and other sums then due and payable hereunder to and including the Termination Date, and the Net Proceeds shall belong to Lessor.

     (c) Subject to the terms of the Loan Agreement and the other Loan Documents referred to therein, if, after an occurrence of the character referred to in clause (i) or (ii) of paragraph 11(a), Lessee does not give notice of its intention to terminate this Lease, then this Lease shall continue in full effect, and Lessor shall repair any damage to the Premises caused by such event in conformity with the requirements of paragraph 10 so as to restore the Premises (as nearly as practicable, but in all event restoring the number of licensed beds to the number of such beds immediately prior to such occurrence) to the condition and market value thereof immediately prior to such occurrence. Any Net Proceeds remaining after final payment has been made for such work shall be retained by Lessor. In the event of any temporary requisition, this Lease shall remain in full effect for the remainder of the term hereof, and Lessee shall be entitled to receive the entire Net Proceeds payable during the remainder of the term hereof by reason of such requisition. If the cost of any repairs required to be made by Lessee pursuant to this paragraph 11(c) shall exceed the amount of such Net Proceeds, the deficiency shall be paid by Lessor.

     12.  Insurance.
          ---------

     Lessee will maintain insurance of the character and in the amount required by any first mortgagee of the Premises, provided that Lessor's sole remedy for breach of this paragraph is to terminate this Lease and not to collect money from Lessee.

     13.  Environmental Matters.  Lessee (i) shall comply, and cause the
          ---------------------
Premises to comply, with all Environmental Laws (as hereinafter defined) applicable to Lessee and its operations (including the making of all submissions to governmental authorities required by Environmental Laws and the carrying out of any remediation program specified by such authority); (ii) shall not install or permit the installation on the Premises of any surface impoundments, underground storage tanks, or asbestos-containing materials except in compliance with Environmental Laws; and (iii) shall cause any alterations of the Premises to be done in a way so as to not expose, in violation of any applicable law, the persons working on or visiting the Premises to Hazardous Materials and in connection with any such alterations shall remove any Hazardous Materials present upon the Premises which are not in compliance with Environmental Laws or which present a danger to persons working on or visiting the Premises in violation of any applicable law. Notwithstanding the foregoing, Lessor's sole remedy for a breach of this paragraph shall be to terminate this Lease and not to collect money from Lessee.

     "Environmental Laws" means the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. (S)(S) 6901, et seq. (RCRA), the Comprehensive
                                         ------
Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)(S) 9601,

et seq. (CERCLA), the Toxic Substance Control Act, as amended, 15 U.S.C. (S)(S)
------
2601, et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, as
      ------
amended, 7 U.S.C. (S)(S) 136, et seq., and all applicable federal, state and
                              ------
local environmental laws, ordinances, rules and regulations, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, and any other federal, state or local laws, ordinances, rules and regulations, now or hereafter existing relating to regulations or control of Hazardous Material or materials. The term "Hazardous Materials" as used in this Lease shall mean substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," or "toxic substances" in any applicable federal, state or local statute, rule, regulation, or determination, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S)(S) 9601, et seq.; the Hazardous Materials
                                                ------
Transportation Act of 1976, 42 U.S.C. (S)(S) 1801, et seq.; the Resource,
                                                   ------
Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901, et seq.; and
                                                              ------
asbestos, PCBs, radioactive substances, methane, volatile hydrocarbons, petroleum or petroleum-derived substances or wastes, radon, industrial solvents, or any other material as may be specified in applicable law or regulations.

     Lessee shall notify Lessor in writing, promptly upon Lessee's learning thereof, of any:

     (i) notice or claim to the effect that Lessee is or may be liable to any person as a result of the release or threatened release of any Hazardous Material into the environment from the Premises;

     (ii) notice that Lessee is subject to investigation by any governmental authority evaluating whether any remedial action is needed to respond to the release or threatened release of any Hazardous Material into the environment from the Premises; and

     (iii)  notice that the Premises are subject to an environmental lien.

     14.  Operation of Nursing Home.
          -------------------------

     Lessee to Equip Facility.  Lessee, without expense to Lessor, shall
     ------------------------
install, affix, assemble or place, or cause to be installed, affixed, assembled or placed, on the Premises sufficient items of personal property to enable the operation of the Premises in accordance with the requirements of this Lease as a nursing home, and such personal property and replacements thereof shall be at all times the property of Lessor. Notwithstanding the foregoing, Lessee shall have no liability under this paragraph and Lessor's sole remedy for breach of this paragraph shall be to terminate this Lease.

     Sufficient Personal Property.  Lessee shall maintain or cause to be
     ----------------------------
maintained, without expense to Lessor, during the entire Term, the personal property in good order and repair and shall provide without expense to Lessor all necessary replacements thereof, as may be necessary in order to operate the Premises in compliance with all applicable legal requirements and insurance requirements and otherwise in accordance with customary practice in the industry for prudent operation of a nursing home. In addition, Lessee shall furnish all replacements of obsolete items of the personal property necessary in Lessor's sole judgment during the Term, all without expense to Lessor. Notwithstanding the foregoing, Lessor's sole remedy for breach of this paragraph shall be to terminate this Lease.

     No Removal of Personalty.  Lessee shall not remove from the Premises any
     ------------------------
personal property (whether now owned or hereafter acquired).

     Management Agreement.  At all times during the Term of this Lease, Lessee
     --------------------
will have a management agreement ("Management Agreement") with a third party approved by Lessor (the "Manager") to operate and manage the Premises. Under such agreement, the Manager shall assume and Lessee shall look to the Manager for performance of all obligations of Lessee under this Lease, and Lessee shall have no further obligation to Lessor for same. It shall be Lessor's responsibility to determine that all of Lessee's obligations hereunder have been assumed by the Manager. Lessor and Lessee acknowledge that the Manager will be entitled to all profit from the Premises. Lessee shall have no liability to Lessor, and Lessor shall have no claim against Lessee, as a result of the failure of the Manager to perform any of its obligations under the Management Agreement.

     15.  Transfer of Permits and Contracts.  Lessee agrees to cooperate with
          ---------------------------------
Lessor, at Lessor's expense, to cause the permit and licenses necessary to operate a nursing home at the Premises to be assigned to Lessor's designee. In connection with the expiration or any earlier termination of this Lease, upon any request made from time to time by Lessor, Lessee shall (a) promptly and diligently use its best reasonable efforts to (i) transfer and assign all permits and contracts necessary or desirable for the operation of the Premises as a nursing home to Lessor's designee and/or (ii) at Lessor's expense, arrange for the transfer or assignment of such permits and contracts to the Lessor's designee, all to the extent the same may be transferred or assigned under applicable law and (b) cooperate in every respect (and to the fullest extent possible but without expense to Lessee) and assist the Lessor's designee in obtaining such permits and contracts (whether by transfer, assignment, or otherwise). Such efforts and cooperation on the part of the Lessee shall include, without limitation, the execution, delivery and filing with appropriate governmental authorities, accreditation bodies, and third-party payors of any applications, petitions, statements, notices, requests, assignments, and other documents or instruments requested by the Lessor, all without expense to Lessee. Furthermore, Lessee shall not take any action or refrain from taking any action which would defer, delay or jeopardize the process of Lessor or its designee obtaining said permits and contracts (whether by transfer, assignment, allocation to another facility, or otherwise). Without limiting the foregoing, Lessee shall not transfer or relocate any of said permits or contracts to any location other than the Premises. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

     Lessee hereby appoints Lessor as its attorney-in-fact, with full power of substitution to take such actions, in the event that the Lessee fails to comply with any request made by Lessor hereunder, as Lessor (in its sole absolute discretion) may deem necessary or desirable to effectuate the intent of this paragraph. The power of attorney conferred on the Lessor by the provisions of this paragraph, being coupled with an interest, shall be irrevocable and shall not be affected by any disability or incapacity which Lessee may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of Lessor and shall not impose any duty on Lessor to exercise any such power and neither Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment, or mistake of law, except as the same may result from its gross negligence or willful misconduct.

     16.  Assignment and Subletting.  Except for the pledge to Lender described
          -------------------------
in the Loan Agreement, Lessee shall not assign, sublease, pledge, mortgage or otherwise transfer or encumber this Lease. Lessor may assign this Lease only so long as the Lease is assigned along with any sums due to Lessee hereunder. Any assignee of Lessor shall, as a condition of such assignment, expressly assume all of Lessor's obligations hereunder.

     17.  Permitted Contests.  Lessor shall not be required, nor shall Lessee
          ------------------
have any right, to pay, discharge or remove any tax, assessment, levy, fee, rent, charge, lien or encumbrance, or to comply with any legal requirement applicable to the Premises or the use thereof, so long as Lessor shall contest the existence, amount or validity thereof, and as long as Lessee has no liability therefor.

     18.  Conditional Limitations; Default Provision.
          ------------------------------------------

     (a) Any of the following occurrences or acts shall constitute an Event of Default under this Lease: (i) if Lessee shall (1) fail to pay any Fixed Rent, Additional Rent or other sum required to be paid by Lessee hereunder and such failure shall continue for 5 days after notice to Lessee of such failure, or (2) fail to observe or perform any other provision hereof and such failure shall continue for 15 days after notice to Lessee of such failure (provided, that in the case of any such default which cannot be cured by the payment of money and cannot with reasonable diligence be cured within such 15-day period, if Lessee shall commence promptly to cure the same and thereafter prosecute the curing thereof with reasonable diligence, the time within which such default may be cured shall be extended for such period as is necessary to complete the curing thereof with reasonable diligence); or (ii) if Lessee shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt or become insolvent or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and Lessee shall consent to or acquiesce in the filing thereof or such petition or answer shall not be discharged or denied within 90 days after the filing thereof; or (iii) if a receiver, trustee or liquidator of Lessee or of all or substantially all of the assets of Lessee or of the Premises or Lessee's estate therein shall be appointed in any proceeding brought by Lessee, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Lessee and shall not be discharged within 90 days after such appointment, or if Lessee shall consent to or acquiesce in such appointment; (iv) any representation of Lessee contained in the Purchase and Sale Agreement dated as of October 1, 1997 between Lessee, as seller, and Lessor, as purchaser, shall have been materially adversely false at the date it was made; or (v) if Lessee shall fail to operate a nursing home on the Premises for a period of 10 consecutive days.

     (b) If an event of default shall have happened and be continuing, Lessor shall have the right as its sole and exclusive remedy to give Lessee notice of Lessor's intention to terminate the term of this Lease immediately. Upon the giving of such notice, the term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the term of this Lease, and all rights of Lessee hereunder shall expire and terminate, and Lessee shall have no further liability hereunder.

     (c) If an event of default shall have happened and be continuing, Lessor shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to paragraph 18(b), to re-enter and repossess the Premises by summary proceedings, ejectment or in any manner Lessor determines to be necessary or desirable and the right to remove all persons and property therefrom. Lessor shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry or repossession of the Premises shall be construed as an election by Lessor to terminate the term of this Lease unless a notice of such intention is given to Lessee pursuant to paragraph 18(b), or unless such termination is decreed by a court of competent jurisdiction.

     (d) At any time or from time to time after the re-entry or repossession of the Premises pursuant to paragraph 18(c), whether or not the term of this Lease shall have been terminated pursuant to paragraph 18(b), Lessor may (but shall be under no obligation to) relet the Premises for the account of Lessee, in the name of Lessee or Lessor or otherwise, without notice to Lessee, for such term or terms and on such conditions and for such uses as Lessor, in its absolute discretion, may determine. Lessor may collect and receive any rents payable by reason of such reletting. Lessor shall not be liable for any failure to relet the Premises or for any failure to collect any rent due upon any such reletting.

     19.  Status of Parties.
          -----------------

     Lessor and Lessee agree that the relationship created hereby between Lessor, on the one hand, and Lessee and Manager, on the other hand, is that of landlord and tenant, respectively, and that neither is acting as agent for or as a partner, joint venturer, employer or employee of the other. At no time during the term of this Lease shall Landlord have physical possession or control of the Premises of the right or obligation to provide, either directly or indirectly, services to any occupant of the Premises, nor shall Landlord realize increased receipts or suffer an increase in expenditures as a result of the successful or unsuccessful operation, respectively, of the Premises. Lessee and Manager shall at no time act or be deemed to be acting in the capacity as agent of Lessor for any purpose.

     20.  Notices, Demands and Other Instruments.  All notices, demands,
          --------------------------------------
designations, certificates, requests, offers, consents, approvals and other instruments given pursuant to this Lease shall be in writing and shall be validly given when mailed by prepaid registered or certified mail, (a) if to Lessor, addressed to Lessor at its address set forth above, and (b) if to Lessee, addressed to Lessee at its address set forth above. Lessor and Lessee each may from time to time specify any address in the United States as its address for purposes of this Lease by giving 10 days' notice to the other party.

     21.  Estoppel Certificates.  Lessee will, from time to time, upon 10 days'
          ---------------------
prior request by Lessor, execute, acknowledge and deliver to Lessor a certificate of Lessee stating that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which Fixed Rent, Additional Rent and other sums payable hereunder have been paid, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer has knowledge. Any such certificate may be relied upon by any prospective mortgagee or purchaser of the Premises.

     22.  No Merger.  There shall be no merger of this Lease or of the leasehold
          ---------
estate hereby created with the fee estate in the Premises by reason of the fact that the same person acquires or holds, directly or indirectly, this Lease or the leasehold estate created or any interest herein or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

     23.    Surrender.  Upon the expiration or termination of the term of this
            ---------
Lease, Lessee shall immediately surrender the Premises and possession thereof to Lessor. Lessee shall remove from the Premises on or prior to such expiration or termination all property situated thereon which is not owned by Lessor, and shall repair any damage caused by such removal. Property not so removed shall become the property of Lessor, and Lessor may cause such property to be removed from the Premises and disposed of. If Lessee remains in possession of the Premises after the expiration of the Primary Term, such occupancy shall constitute a month-to-month tenancy at a rent equal to 110% of the Rent payable during the Primary Term, and shall be terminable by Lessor on 30 days notice.

     24.  Merger, Consolidation or Sale of Assets.  During the term of this
          ---------------------------------------
Lease, there shall be no merger of Lessee into another corporation, consolidation of Lessee with one or more other corporations or sale or other disposition of all or substantially all the assets of Lessee to one or more other entities that the surviving entity or transferee of assets, as the case may be without Lessor's prior written consent, which may be withheld in Lessor's sole discretion.

     25.  Separability; Binding Effect; Non-Recourse.  Each provision hereof
          ------------------------------------------
shall be separate and independent and the breach of any such provision by Lessor shall not discharge or relieve Lessee from its obligations to perform each and every covenant to be performed by Lessee hereunder. If any provision hereof or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforceable to the extent permitted by law. All provisions contained in this Lease shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of Lessor and Lessee to the same extent as if each such successor and assign were named as a party hereto. This Lease may not be changed, modified or discharged except by a writing signed by Lessor and Lessee and consented to Mortgagee (if any). No liability of either Lessor or Lessee hereunder shall be asserted against any officer, director, shareholder, member or manager or Lessor or Lessee. This Lease shall be governed by the laws of the Commonwealth of Massachusetts.

     26.  Schedules.  The following are Schedules A and B referred to in this
          ---------
Lease, which Schedules are hereby incorporated by reference herein.

     27.    Non-Recourse.  None of the officers, directors, shareholders,
            -------------
consultants or members of either party shall be personally liable for any obligation under this Lease.

                                   SCHEDULE A
                          Description of the Premises
                          ---------------------------

                                   SCHEDULE B
                              Terms and Fixed Rent
                              --------------------

     The Primary Term shall commence as of October __, 1997 and end at midnight on October 31, 2002, subject to Lessor's option to terminate the term pursuant to paragraph 3 of the Lease. Lessee shall have the right, upon notice given at least 90 and not more than 120 days prior to the end of the current term of this Lease, to extend the term hereof for up to three additional terms of five years each, in all cases subject to Lessor's option to terminate the term pursuant to paragraph 3 of the Lease.

     Fixed rent for the period ending October 31, 1997 shall be $225,000.00.

     Fixed Rent for each calendar month thereafter shall be $225,000.00, and shall be prorated in the case of partial months ending after November 30, 1997.

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed and delivered, and Lessee has caused its corporate seal to be hereunto affixed and attested, all as of the date first above written.

                              G & L Hampden, LLC
                                    as Lessor

                              By: G&L Hampden, Inc., Manager


                              By: /s/ Mark Hamermesh
                                 ------------------------------------
                                    Mark Hamermesh
                                    Senior Vice President


                              Hampden Nursing Homes, Inc.,
                                    as Lessee


                              By:   ------------------------------------
                                    President

Attest:------------------------
     Secretary

                               (Acknowledgments)